Exhibit 10 (C)

Third Amendment to Credit Agreement

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and effective as of September 30, 2002, by and among COMPUDYNE CORPORATION (the "Borrower"), the GUARANTORS party to this Amendment and the Credit Agreement referred to below (collectively, the "Guarantors"), the BANKS party to this Amendment and the Credit Agreement referred to below (collectively and together with the Agent, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, individually and in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in such capacity as the "Agent").

                             WITNESSETH:

     WHEREAS, reference is made to (i) that certain Credit Agreement ated November 16, 2001, as amended by that First Amendment to Credit Agreement dated as of December 19, 2001 and that Second Amendment to Credit Agreement dated as of April 22, 2002 by and among the Borrower, the Guarantors party thereto, the Banks party thereto and the Agent (as the same may be further amended, restated, supplemented or modified from time to time, the "Credit Agreement") pursuant to which the Banks made available to the Borrower a $30,000,000 revolving credit facility (including a $6,000,000 letter of credit subfacility and a $2,000,000 swing line of credit) and a $5,000,000 term loan, and (ii) those Notes of the Borrower evidencing its obligations under the Credit Agreement and the Loan Documents, comprised of a $3,000,000 Amended and Restated Term Note, an $18,000,000 Second Amended and Restated Revolving Credit Note, a $2,000,000 Term Note, a $12,000,000 Amended and Restated Revolving Credit Note and a $2,000,000 Swing Line Note (collectively, the "Notes"); and

     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent desire to amend the Credit Agreement to modify the definition of "Fixed Charges" for purposes of the Fixed Charge Coverage Ratio covenant of the Loan Parties.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. The Credit Agreement is amended as set forth in Exhibit A. Any and all references to the Credit Agreement in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

     2. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

     3. The Borrower and the Guarantors hereby represent and warrant that (a) all of their respective representations and warranties in the Loan Documents are true and correct, (b) no default or Event of Default exists under any Loan Document, and (c) this Amendment has been duly authorized, executed and delivered and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms.

     4. The Borrower and the Guarantors hereby confirm that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower, the Guarantors or third parties (if applicable), shall continue unimpaired and in full force and effect. Without limiting the generality or comprehensiveness of the foregoing, the Guarantors specifically ratify and affirm the continuing validity, enforceability and binding effect of their respective guaranty agreements executed and delivered to the Agent on behalf of the Banks with respect to Borrower's Obligations under the Credit Agreement as amended by this Amendment.

     5. To induce the Agent and the Banks to enter into this Amendment, the Borrower and each of the Guarantors waives and releases and forever discharges the Agent and the Banks and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Agent or the Banks, or any of them, arising out of or relating to the Obligations. The Borrower and each of the Guarantors further agrees to indemnify and hold the Agent and the Banks and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Agent or the Banks, or any of them, on account of any claims arising out of or relating to the Obligations. The Borrower and each of the Guarantors further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

     6. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     7. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Banks and the Agent and their respective heirs, executors, administrators, successors and assigns.

     8. The following are conditions precedent to the Banks' agreement to effect the amendments to the Credit Agreement set forth herein:

        (a) The Borrower shall pay an amendment fee to the Agent in the amount of $10,000.00.

        (b) The Borrower shall reimburse the Agent for its out of pocket fees and expenses incurred in connection with this Amendment, including, without limitation, its attorney fees and expenses.

        (c) The Borrower and the Guarantors shall execute such reaffirmation documents and other documents, instruments and agreements that the Agent may request from time to time in order to evidence, ratify and affirm its obligations under the Credit Agreement and the other Loan Documents and the security interests, liens and pledges effected thereby.

     9. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect, and are hereby ratified and affirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Banks' rights and remedies (all of which are hereby reserved). The Borrower and each of the Guarantors expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions (if applicable).

     WITNESS the due execution hereof as a document under seal, as of the date first written above.

COMPUDYNE CORPORATION,
a Nevada corporation
By:
Title:  CFO-Treasurer

CORRLOGIC, INC.,
a Nevada corporation
By:
Title: Vice President


FIBER SENSYS, INC.,
an Oregon corporation
By:
Title: Vice President


NEW TIBURON, INC.,
a Virginia corporation
By:
Title: Vice President



NORMENT SECURITY GROUP, INC.,
a Delaware corporation
By:
Title: Vice President

NORSHIELD CORPORATION,
an Alabama corporation
By:
Title: Vice President


QUANTA SYSTEMS CORPORATION,
a Connecticut corporation
By:
Title:


SYSCO SECURITY SYSTEMS, INC.,
a Nevada corporation
By:
Title: Vice President


PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Agent
By:
Title:  Vice President


SUNTRUST BANK

By:
Title:  Assistant Vice President






















                     AMENDMENTS TO CREDIT AGREEMENT

                               EXHIBIT A

The Credit Agreement is hereby amended as follows:

     I.  Background to Amendment
         -----------------------

     The Borrower, the Guarantors, the Banks and the Agent desire to amend the Credit Agreement to modify the definition of "Fixed Charges" for purposes of the Fixed Charge Coverage Ratio covenant of the Loan Parties.

    II.  Credit Agreement Amendments
         ---------------------------

    a) The definition of "Fixed Charges" set forth in Section 1.1 is deleted and restated in its entirety as follows:

    "Fixed Charges" shall mean for any period of determination the sum of the Borrower's and its Subsidiaries' consolidated interest expense and scheduled principal installments on Indebtedness (as adjusted for prepayments) for the prior four (4) fiscal quarters, including as a principal installment for computational purposes an amount equal to the amount, if any, by which the aggregate principal balance of outstanding Revolving Credit Loans on the date of determination exceeds the pro forma amount of Revolving Credit Commitments that would be available after giving effect to the next scheduled stepdown in Commitments for Revolving Credit Loans set forth on Schedule 1.1(B)."



STATE OF ________________)
                         ) SS:
COUNTY OF                )

     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared ______________________________________, who acknowledged himself/herself to be the ____________________________ of COMPUDYNE CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

STATE OF ________________)
                         ) SS:
COUNTY OF                )


     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared
______________________________________, who acknowledged himself/herself to be the ____________________________ of CORRLOGIC, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:



STATE OF ________________)
                         ) SS:
COUNTY OF                )


     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared _____________________________________, who acknowledged himself/herself to be the ____________________________ of FIBER SENSYS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:













STATE OF ________________)
                         ) SS:
COUNTY OF                )


     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared _____________________________________, who acknowledged himself/herself to be the ____________________________ of NEW TIBURON, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:


STATE OF ________________)
                         ) SS:
COUNTY OF                )


     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared _______________________________, who acknowledged himself/ herself to be the ____________________________ of NORMENT SECURITY GROUP, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:


STATE OF ________________)
                         ) SS:
COUNTY OF                )


     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared ______________________________________, who acknowledged himself/herself to be the ____________________________ of NORSHIELD CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

STATE OF ________________)
                         ) SS:
COUNTY OF                )

     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared _______________________________________, who acknowledged himself/herself to be the ____________________________ of QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:


STATE OF ________________)                        ) SS:
COUNTY OF                )


     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared ______________________________________, who acknowledged himself/herself to be the ____________________________ of SYSCO SECURITY SYSTEMS and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:










COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS:
COUNTY OF                     )

     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared Thomas J. Fowlston, who acknowledged himself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:


STATE OF ________________)
                         ) SS:
COUNTY OF                )


     On this, the _____ day of October, 2002, before me, a Notary Public, the undersigned officer, personally appeared ___________________, who acknowledged himself to be the Vice President of SUNTRUST BANK, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires: